SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 27, 2004

(Date of earliest event reported)

CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other	(Commission File	(IRS Employer Identification
Jurisdiction of	No.)	No.)
Incorporation)

3290 West Bayshore Road, Palo Alto, California 94303

(Address of principal executive offices, including zip code)

(650) 843-2800

(Registrant’s telephone number, including area code)

Item 7.     Financial Statements and Exhibits.

     (c)        Exhibits.

99.1	Earnings Press Release dated January 27, 2004.

Item 12.   Results of Operations and Financial Condition.

On January 27, 2004, Connetics Corporation, a Delaware corporation, issued a press release announcing earnings for the quarter ended December 31, 2003. A copy of the earnings release is furnished as Exhibit 99.1 to this report.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION

By:	/s/ John L. Higgins

John L. Higgins
Executive Vice President, Finance and Corporate Development, and Chief Financial Officer

Date: January 27, 2004

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated January 27, 2004